SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 31, 1998



                            OSICOM TECHNOLOGIES, INC.
               (Exact name of Registrant as specified in charter)



                         Commission File number: 1-15810


New Jersey                                          22-2367234
(State or other jurisdiction of         (IRS Employer Identification Number)
incorporation or organization)

         2800 28th Street, Suite 100
         Santa Monica, California   90405
         (Address of principal executive offices)    (Zip Code)


                                (310) 581-4030
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

Transamerica Vendor Financial Corporation ("Transamerica"), a division of the NYSE-listed financial services firm, entered into an agreement to provide the Registrant's customers lease financing for purchases of its transmission and network access products. Leases will be offered by the newly-formed Osicom Finance, LLC, a joint venture between Osicom and Dovertower Capital, LLC, a New York based merchant investment banking firm, with financing provided by Transamerica. Transamerica has the option to acquire up to one-third of OsiFin.

The five year agreement provides for a $25 million credit facility subject to customer credit approval by Transamerica. Transamerica has the right of first refusal to increase the total facility to $200 million. The agreement may be renewed for an additional five years at the end of the initial term.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  10.10    Program Agreement dated July 31, 1998


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  OSICOM TECHNOLOGIES, INC.
                                                  (registrant)

DATE:             August 5, 1998                  By:  /s/  John H. Gorman
                                                     ---------------------------
                                                       John H. Gorman
                                                       Chief Financial Officer,
                                                       Secretary


                                  EXHIBIT 10.10

                                PROGRAM AGREEMENT



         Agreement made to be effective as of the 31st day of July, 1998 (the "Agreement"), by and between Osicom Technologies, Inc., 2800 28th Street, Suite 100, Santa Monica, California 90405 (hereinafter referred to as "Vendor") and Transamerica Vendor Financial Services Corporation located at 1701 Golf Road, Rolling Meadows, Illinois 60008 (hereinafter referred to as "TVFS").

         WHEREAS,   Vendor  is  a   provider   of  high   technology   equipment
("Equipment") and services to commercial, federal and municipal customers ("Customers"); and

         WHEREAS, some of the Customers would prefer to lease as opposed to purchase said Equipment; and

         WHEREAS, Vendor is willing to promote the lease of the Equipment to Customers as further outlined herein, and Osicom Finance LLC ("OsiFin") is willing to provide such leasing alternative to said Customers and TVFS is willing to provide lease financing.

         NOW THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

         1. EXCLUSIVE PROVIDER. Vendor agrees to use, promote, and introduce TVFS as its exclusive source of financing for all their potential Customers, including offering TVFS the first right of refusal to provide Lease financing to its Customers. TVFS shall have the exclusive right to provide lease financing for the initial $25 million credit facility for all Vendor manufactured equipment, which may include complementary products and services, and will agree to provide such financing for such transactions except for credit reasons. TVFS will also have the first right of refusal to expand the facility up to $200 million and shall notify Vendor of its intent to expand the facility within sixty (60) days after $15 million in fundings.

         2. VENDOR SERVICES. Vendor has agreed to offer to TVFS the right of first refusal to provide lease financing to its Customers. As may be required by TVFS, with respect to certain Leases and Customers whom Vendor refers to TVFS for lease financing, Vendor will perform the following services:

     A. Arranging the transaction and introducing TVFS to the Customer and promoting TVFS as Vendor's primary source of lease financing;

     B. Assist TVFS in the planning, structuring and implementation of the acquisition and lease of the Equipment;

     C. Assist in the administration of the closing of the transaction, including obtaining all documentation which TVFS may require to purchase the Equipment and to lease it to the Customer; and

     D.  Provide  TVFS  certain  information  regarding  the  transaction,   the
Customer, and the Equipment.

         3. CONDITIONS OF APPROVAL. Upon referral of a potential Customer, TVFS shall have the right (prior to any other person or entity) to enter into a Lease with that Customer. Vendor agrees that the Customers who are referred to TVFS will need to meet certain credit criteria that TVFS has established to determine whether a Customer will be categorized as a "rated" or "non-rated" credit. TVFS is under no obligation and will not be required to enter into all of the Leases that are offered. However, TVFS will notify Vendor of TVFS' decision, in writing, within three (3) business days after TVFS has received all the credit and financial information reasonably needed regarding a Customer. If TVFS decides not to accept a particular Customer, or Lease that has been referred, or if TVFS does not respond with an approval or reasonable request for additional information within three (3) business days, then Vendor will be free to refer the Customer or Lease to another source. TVFS will, in cooperation with OSIFIN and Vendor, establish a credit policy. The credit policy may be revised from time to time as portfolio experience and market conditions dictate.

         4. FUNDING. TVFS will fund the purchase price to Vendor when TVFS receives the following, all of which need to be in a form that is acceptable to
TVFS: (i) the executed original Master Lease document, with any add-on schedule, substantially in the form attached hereto as Exhibit A (copy of lease schedule);
(ii) the invoice with a detailed description of the Equipment, to TVFS; (iii) the Customer's written acceptance of the Lease with an accompanying description of the Equipment; and (iv) any other documents which TVFS may reasonably require under the terms of its approval of a Customer.

     From time to time, Vendor may request in writing that TVFS fund a Lease and purchase the Equipment for lease from Vendor without the benefit of TVFS' standard written confirmation of delivery and acceptance by a Customer. When Vendor makes such request and TVFS funds a Lease without receiving a written delivery and acceptance confirmation from the Customer, Vendor agrees that Vendor will purchase the Lease from TVFS upon TVFS' request in the event the Customer does not accept the Equipment or defaults on its payment obligations to TVFS.

         5. ORIGINATION FEE. Vendor understands that OsiFin will use TVFS as its sole funding source. In consideration of the above services rendered by Vendor, OsiFin agrees that Vendor may, on a case by case basis, include in the lease pricing an amount that would be paid to the Vendor as a Commission by OsiFin.

     TVFS shall have no deemed or actual obligation to pay Vendor any Commission for any other transactions (such as renewals) entered into, either (a) by any Lessee under a Lease for which a Commission has already been paid; or (b) any subsequent Lessee of the Equipment which is also the subject of any Lease, except as may be specifically agreed to in writing by TVFS and Vendor.

         6. STANDARD RATES. TVFS, along with OsiFin will provide Vendor's sales force with Standard Rates. These Rates will be indexed to like-term U.S Treasuries plus seventy-five (75) basis points unless TVFS notifies Vendor of a change. OsiFin has reserved the right, with written notification and consent by TVFS, to modify the Standard Rates as may be necessary. TVFS may also approve pricing a proposed Transaction at a rate which differs from the then current Standard Rate. TVFS will honor the Standard Rates (and non-Standard Rates previously approved by TVFS in writing) for all purchase orders received by OsiFin which predate the effective date of a new Standard Rate, provided that:
(i) such purchase order reflects the Standard Rate (or non-Standard Rate) in effect for the period in which it was quoted: and (ii) the Final Document Package is received by TVFS within ninety (90) days after the date of such purchase order.

     TVFS acknowledges that from time to time Vendor may request that TVFS enter into a Lease at a Lease Rate lower than the Lease Rate then in effect for this program according to Exhibit B (example of Sheet Rate). If TVFS agrees to approve and fund a Lease at a reduced rate at Vendor's request, Vendor agrees that TVFS shall not be liable to pay Vendor the Commission.

         7. GUARANTEED RESIDUAL VALUE. The Standard Rates offered by TVFS for Transactions which constitute Leases are based in part upon the residual values booked by TVFS for the Equipment that TVFS is willing to assume with respect to each item of Equipment (the "Base Residual Value"). If Vendor requests TVFS to book a residual value for the Equipment which exceeds the Base Residual Value and in consideration of TVFS' agreement to do so, Vendor will agree to pay TVFS a guaranteed residual value for the Equipment (the "Guaranteed Residual Value") which is equal to the difference between the booked residual value and the Base Residual Value. The Guaranteed Residual Value will remain in effect for all Transactions which constitute Leases until either Vendor or TVFS notifies the other party of a change in the Guaranteed Residual Value or the Base Residual Value, as the case may be. The Guaranteed Residual Value assumed by TVFS with respect to any funded transaction shall not change throughout the term thereof.

         8.       TRANSACTION DEFAULT AND REMARKETING
                  I.       RATED CREDITS

     In the event of a transaction default for Rated Credit, TVFS will give Vendor written notice thereof and of the guarantied residual of the defaulted transaction which TVFS will be entitled to and Vendor will pay. Vendor will engage in all remarketing efforts as described in section 8 (c through e). Including using their best commercial efforts to make the Equipment legally available for possession by TVFS.

                  II.      NON-RATED CREDITS

     A. In the event of a Transaction Default, TVFS will give Vendor written notice thereof and of the Net Book Value of the defaulted Transaction. Vendor will, at it's option, elect to either (i) cure the Transaction Default by paying to TVFS an amount equal to the accrued and unpaid amount due under such Transaction as of the date of default (each a "Cure Payment") or (ii) comply with the provision of subparagraphs (b) through (e) of this Section or (iii) comply with the provisions of subparagraph (f) of this Section. Vendor may elect to make up to three (3) Cure Payments during the Term of any Transaction, or such greater number as the parties shall mutually agree upon. Any Cure Payment received by TVFS from a Customer following TVFS' receipt of a Cure Payment from Vendor shall be remitted to Vendor.

     B. In the event that Vendor elects not to cure a Transaction Default, Vendor will promptly pay TVFS an amount equal to the Guaranteed Residual Value of the applicable Equipment. With regard to Transaction Defaults for Customers which have been classified by TVFS as a "C" credit, pursuant to the Credit Classification Guidelines described in Exhibit C (copy of Credit Criteria sheet), TVFS will (i) first apply the security deposit to the Transaction Default, and (ii) to the extent that there is a positive Loss Pool Balance, Vendor will also promptly pay TVFS an amount (the "Transaction Default Differential Payment") equal to the lesser of (a) the applicable Transaction Default Amount (less the Guaranteed Residual Value previously paid) or (b) the then current Loss Pool Balance; and (ii) to the extent there is a positive balance in the Blind Discount Pool, an amount equal to the lessor of (a) remaining Default amount, or (b) all of the Blind Discount Pool. The Loss Pool Balance will be reduced by the Transaction Default Differential Payment. To the extent that the Loss Pool Balance is less than the applicable Transaction Default Amount (less the Guaranteed Residual Value previously paid), TVFS will be entitled to (and Vendor will pay) the unpaid portion of such Transaction Default Amount out of any Transaction Default Differential payment distributed to Vendor under Section 8(e) with respect to the remarketing of Equipment under any other Transaction which defaults within the same Loss Pool Annual Period as the Transaction in question. Following receipt of payment, OsiFin will use its reasonable commercial efforts to make the Equipment legally available for possession and will, at the request of Vendor take such actions as Vendor may reasonably request in connection with regaining possession of the Equipment; provided however that OsiFin shall have no liability for its inability to make the Equipment legally available for possession unless the inability was caused by the negligent or willful acts or omissions of OsiFin.

     C. Once the equipment is legally  available,  Vendor will obtain possession of the Equipment and will repair, refurbish, insure, store and use its reasonable commercial efforts to remarket the Equipment on a non-discriminatory basis during the Remarketing Period. For purposes of this Agreement, reasonable commercial efforts to remarket the Equipment on a non-discriminatory basis during the Remarketing Period shall require only the following: (i) Vendor maintaining a current inventory of used Equipment available for resale; (ii) Vendor posting available inventory information regarding used Equipment on Vendor's internal web site to allow Vendor's worldwide sales force to offer discounts on used Equipment at levels greater than Vendor's new Equipment. Vendor's reasonable and customary costs of repossession, repair, refurbishment, storage, insurance and outside counsel's legal fees will constitute "Out-of-Pocket Costs". Vendor agrees to provide TVFS with written documentation in support of al Out-of -Pocket Costs. Out-of -Pocket Costs for purposes of
Section 8 will be capped at ten percent (10%) of the Purchase Price of the applicable original Equipment Hardware. Any costs which exceed five percent (5%) of the Purchase Price of the applicable Equipment will not be considered Out-of-Pocket Costs unless previously agreed to by TVFS in writing. In the event Vendor determines, in its good faith judgment, that the value of the Equipment after repair and refurbishment is reasonably expected to be less than the Out-of-Pocket Costs, Vendor shall promptly notify TVFS of such determination and provide documentation reasonably acceptable to TVFS in support of such determination. TVFS reserves the right to remarket any and all such Equipment shall repair and refurbish such Equipment upon the request of TVFS and may charge TVFS only for its standard repair and refurbishment costs. Vendor shall convey to TVFS marketable title to such Equipment in AS IS/WHERE IS condition and without representation or warranty of any kind whatsoever and relinquish any rights on interests which Vendor may have in or to the Equipment.

     D. In performing its remarketing responsibilities hereunder:

     (i) Vendor will not discriminate between the Equipment and equipment owned by another party to whom Vendor may be bound to provide remarketing assistance.

     (ii) Vendor will make available warranty and maintenance service to TVFS at rates equal to or better than those available to its most favored customers and at Vendor's discretion, to any subsequent purchaser or lessee of Equipment at Vendor's then current market rates.

     (iii) Vendor has no right, title or interest in any Equipment being remarketed, will not permit any lien, encumbrance or claim to or upon the Equipment which may arise in connection with its remarketing services.

     (iv) Vendor will not agree to a sales price or lease payment structure without the approval of TVFS unless it is within guidelines provided by OsiFin (which approval will not be unreasonably withheld, conditioned or delayed, and which lease or sale shall be treated as a new lease or sale subject to a commission payable to Vendor).

     E. If Vendor is able to sell or lease the Equipment to a third party during the Remarketing Period, the remarketing Proceeds will be distributed in the following manner: (i) first, to Vendor, an amount equal to its Out-of -Pocket Costs; (ii) second, to TVFS an amount equal to the applicable Transaction Default Amount, less the Guaranteed Residual Value and Transaction Default Differential Amount previously paid to TVFS; (iii) third, to Vendor, an amount equal to any Out-of-Pocket Costs incurred in remarketing the Equipment not previously reimbursed pursuant to subsection (i); (iv) fourth, to Vendor, an amount equal to the Guaranteed Residual Value of the applicable Equipment; and
(v) fifth, to Vendor, the Transaction Default Differential Amount.

     F. If Vendor is unable to remarket the Equipment during the Remarketing Period, an independent appraiser jointly selected by TVFS and Vendor (whose fee will be split equally by TVFS and Vendor) will determine the Equipment's Fair Market Value. Upon determination of the Equipment's Fair Market Value, an amount equal to the Equipment's Fair Market Value will be distributed by Vendor in the following manner: (i) first, to Vendor, am amount equal to it's Out-of-Pocket Costs; (ii) second, to TVFS an amount equal to the applicable Transaction Default Amount, less the Guaranteed Residual Value and Transaction Default Differential Amount previously paid to TVFS; (iii) third, to Vendor, an amount equal to any out-of-pocket cost incurred in remarketing the Equipment not previously reimbursed pursuant to subsection (i); (iv) fourth, to Vendor, an amount equal to the Guaranteed Residual Value of the applicable Equipment; and
(v) fifth, to Vendor, the Transaction Default Differential Amount. The Loss Pool Account will be credited with an amount equal to the Transaction Default Differential Amount received by Vendor pursuant to subsection (v) above. Upon receipt of the amount specified in subsection (ii), TVFS will transfer all of its right, title and interest in and to the Transaction and related Equipment Vendor an AS-IS/WHERE-IS basis, without representation or warranty, except that neither TVFS nor any agent of TVFS' shall have encumbered the applicable Equipment.

     G. Notwithstanding anything to the contrary contained in this Agreement, in the event of a Transaction Default, Vendor may propose to TVFS a leasing Transaction with respect to the Equipment with a different Customer, and so long as such leasing Transaction meets the Standard Rates, TVFS shall review and in its sole discretion shall determine if it will fund the Transaction and act as Lessor thereunder.

         9.       END OF TERM REMARKETING

     A. Upon the expiration of the term of any Transaction, provided that no Transaction Default shall have occurred, Vendor, along with OsiFin, shall use reasonable commercial efforts to sell or lease the Equipment to the existing lessee or debtor or to a third party in accordance with Section 8(c) through
(d), as applicable. TVFS has the right to approve the sale price of any remarketed equipment; such approval not to be unreasonably withheld. If Vendor is able to sell or lease the Equipment during the Remarketing Period, the Remarketing Proceeds will be distributed in the following manner; (i) first, to Vendor, an amount equal to its Out-of -Pocket Costs; (ii) second, to TVFS an amount equal to the Guaranteed Residual Value of the Equipment; (iii)third, to TVFS, an amount equal to the Base Residual Value of the applicable Equipment;
(iv)fourth, to the extent that any excess Remarketing Proceeds remain, they will be disbursed 2/3 to OsiFin and 1/3 to TVFS. In the event TVFS exercises its option to purchase, all subsequent excess residual gains will be split according to the ownership interest in OsiFin.

10.      VENDOR'S REPRESENTATIONS

     A. THE LEASE DOCUMENT. Vendor represents and warrants with respect to each Lease as of the date of funding, that:

     1. Each Lease is valid, binding, and genuine and TVFS is able to fully enforce it against the Customer.

     2. The content of the Lease document is true, accurate and complete, and it is the entire Agreement between Osifin and the Customer as to the Equipment covered by the Lease.

     3. It is free from any offsets, defenses and/or counterclaims which the Customer may attempt to use against TVFS.

     4. Where TVFS standard forms are used, no modifications will be made without TVFS' written approval.

     5. The amount(s) stated as due in the Lease are in fact due and payable at the time(s) set forth in the Lease, and TVFS will be entitled to collect all of those amounts unless Vendor discloses to TVFS otherwise in writing, in which case the purchase price from Vendor and the Commission will be adjusted.

     B. THE CUSTOMER. Vendor represents and warrants to TVFS with respect to each Customer as of the date of funding that:

     1. If Vendor has a direct relationship with a Customer, then Vendor represents and warrants that (i) the Customer has the legal capacity to enter into Lease Agreement and cannot cancel the Lease, and (ii) the Customer's signature and any guarantor's signature, if applicable, are genuine in all respects. In the event Vendor's relationship with a Customer is through a Value-added Reseller or an intermediary party., then Vendor shall obtain from that party its representation and warranty of (i) and (ii) above. Vendor agrees to be responsible for the acts or omissions of its respective employees, agents, and representatives in obtaining signatures on Leases.

     2. The Customer has not made any down payment directly to Vendor.

     3. The Equipment has been shipped to Customer, and Customer acknowledges the terms of the Lease Agreement.

     4. At the time TVFS enters into the Lease and purchases the Equipment, the Customer has had no dispute or claim pending against Vendor.

     5. To the best of Vendor's knowledge, the Customer will use the Equipment solely for business or commercial purposes, and will not use it for personal, family or household purposes unless previously approved by TVFS in writing.

     C. THE EQUIPMENT. Vendor represents and warrants to TVFS with respect to each item of Equipment which TVFS purchases that:

     1. The Equipment is fully described in the Lease document.

     2. Unless disclosed otherwise in writing, the Equipment is new and unused.

     3. Vendor has done nothing to cause or allow any other person or entity to be entitled to claim any interest in the Equipment.

     D. VENDOR. Vendor hereby represents and warrants to TVFS that:

     1. Vendor is validly organized, existing and in good standing in its state of incorporation, is duly qualified to do business in the states where the failure to do so would have a material adverse effect on its operations or the enforceability of the Leases.

     2. Vendor has the power and authority to enter into and perform this agreement with TVFS.

     3. Vendor will when and as required fulfill all of its obligations to the Customers.

     4. Vendor has not entered into any agreement with the Customers which would change the terms and conditions of the Leases, or in any way interfere with TVFS' right to collect the amounts due under the Leases.

     5. That Vendor has not received and will not receive any compensation, directly or indirectly, from any source other than TVFS as a result of TVFS' acquisition of any Equipment or the Lease of any Equipment to the Customer under a Lease.

     6. That Vendor has not made any promises, statements, or commitments to Customers purportedly on TVFS' behalf without prior express approval, and that Vendor has not taken any action that may affect TVFS' ability to fully enforce any Lease transaction.

     7. Vendor has disclosed to TVFS, in writing, all material information regarding the Customer, and the Equipment which is available to Vendor with respect to each Lease.

     11. REPURCHASE OF LEASE AND EQUIPMENT

     A. If Vendor has made any untrue or incorrect representations or warranties to TVFS in this Agreement relating to a Lease, a Customer, the Equipment, or if Vendor breaches any such representation or warranty, Vendor agrees that Vendor will, within 10 days of notice, purchase from TVFS the applicable Lease and the Equipment covered thereby, and pay to TVFS the purchase price set forth in Section B below. If any representation or warranty which is not true may be made true, or a breach of any representation or warranty may be cured, Vendor shall have a reasonable period of time, not to exceed thirty (30) days after TVFS' notice of breach to Vendor, to make such representation or warranty true or cure such breach.

     B. The purchase price shall be an amount equal to the sum of (i) the then unpaid balance of the rentals that are and shall become due under such Lease (including the assumed residual value of the Equipment), as well as the unpaid service/maintenance payments if TVFS funded those in advance to Vendor, discounted to the present value of the date of demand at a discount rate of 3%; plus (ii) any additional and outstanding charges or assessments then due and payable to TVFS by the Customer, including but not limited to out-of-pocket expenses incurred by TVFS in connection with collection of such lease, including reasonable attorney's fees and litigation costs.

         12.      EARLY TERMINATION OF LEASES

                  A. In the event a Customer requests an early termination of its Lease, unless otherwise agreed to by the parties in writing, OsiFin, in its sole discretion, may permit such termination, but only with the prior agreement of TVFS, provided, that TVFS is paid by the Customer, the sum of (i) the then unpaid balance of the rentals that are to become due under such Lease (including the assumed residual value of the Equipment), as well as the balance of any service/maintenance payments if TVFS funded those in advance to Vendor, discounted to the present value of the date of demand at 3%; plus (ii) any accrued and unpaid balance of rentals that are due under such Lease, and, if applicable, any unpaid service/maintenance payments if TVFS funded those in advance to Vendor; plus (iii) any additional and outstanding charges or assessments then due and payable to TVFS by the Customer, including but not limited to out-of-pocket expenses incurred by TVFS in connection with collection of such Lease, reasonable attorney's fees and litigation costs (collectively (i)
- (iii) are termed the "Termination Amount"), plus four (4%) percent of the Termination Amount and the difference between the fair market value of the Equipment and the Booked Residual Amount.

                  B. In the event a Customer requests an early termination of a Lease in order to upgrade/substitute the Equipment subject thereto, TVFS shall, unless otherwise agreed to by the parties in writing, permit such termination, provided that (i) TVFS is allowed to purchase the upgraded Equipment for lease to the Customer and (ii) TVFS is paid by the Customer or Vendor, at its option, the sum of (a) the then unpaid balance of the rentals that are to become due under such Lease (including the assumed residual value of the Equipment), as well as the balance of any service/maintenance payments if TVFS funded those in advance to Vendor, discounted to the present value to the date of demand at a discount rate of 3%; plus (b) any accrued and unpaid balance of rentals that are due under such lease, and unpaid service/maintenance payments if TVFS funded those in advance to TVFS; plus (c) any additional and outstanding charges or assessments then due and payable to TVFS by the Customer, including but not limited to out-of-pocket expenses incurred by us in connection with collection of such Lease, reasonable attorney's fees and litigation costs. In the event a new lease is written, TVFS shall have the first right of refusal to provide financing.

                  C. Upon TVFS' receipt of the purchase price with respect to any Lease, all of TVFS' right, title and interest in such Lease, the related Equipment and related items shall be sold and assigned by TVFS to a Customer or Vendor, as the case may be, without recourse or warranty of any kind, except TVFS warrants that such Lease, the related equipment and related items shall be free and clear of all defenses, setoffs, counterclaims, security interests, liens and encumbrances of any kind or nature created by TVFS.

     13. LEASE LOSS RESERVE AND ULTIMATE NET LOSS POOL, AND DISTRIBUTION OF LEASE PAYMENT PROCEEDS

     A. TVFS agrees to establish a Lease Loss Reserve for Non-Rated credits that will be funded with amounts received from five (5%) percent security deposits by Lessees with Non-Rated credits. In addition, TVFS will establish a Transaction Spread Pool.

                  B. The difference between lease payments received by TVFS and the debt servicing payments paid to TVFS for specific transactions shall be retained by TVFS during the initial six (6) months of the term of this Program Agreement. Said funds will be used to satisfy past due payments and other losses related to funded leases if the lease loss reserves and UNLP are not adequate to cover the specific transactions for Non-Rated credits. Following the initial six
(6) month period, any net lease payments (net retained payments not required to cover past due payments or lease defaults) will be distributed net of agreed to expenses. Such amounts will be reviewed every six (6) month period. The net distributions shall be one-third (1/3) to TVFS with the remaining two-thirds (2/3) to be retained or distributed by OsiFin. If TVFS shall exercise its option to acquire an equity interest in OsiFin, TVFS shall thereafter receive such distributions under this Section 11(B) prorata with the percentage of its equity ownership.

                  C. A transaction spread is the difference between Rent Payments received, less Newco's Management Fee and any Processing Fees paid to TVFS. These reserves will be held by TVFS as a security deposit against any loss in accordance with the loss priority listed below for Non-Rated credits (the "Transaction Spread Pool"). In the event the reserve funded by the spread on the lease rental payments is not used in payment of a customer's default, it will be returned to Newco per the "Loss Pool Distribution" section.

                  D. Vendor will pay a blind discount for Non-Rated credits, an amount equal to five percent (5%) of the selling price of the Equipment, to a "Blind Discount Pool" held by Vendor. Vendor will establish a "Stand-by Letter of Credit" (LOC) with TVFS as sole, irrevocable Beneficiary. The amount of the LOC will be adjusted periodically to reflect net changes in the Blind Discount Pool, which is determined by the amount of Equipment purchased by TVFS from Vendor. This Pool will be used, first, as protection against any losses, in accordance with the loss priority as listed below, or, second, as an amount available to TVFS based upon certain conditions being met. In the event Vendor is unable to obtain the LOC, the Blind Discount Pool will be held by TVFS.

                  E. In consideration of TVFS providing an initial $25 million credit facility for Vendor, Vendor will establish an unfunded contingent liability for Non-Rated credits on its balance sheet of eight percent (8%) of the funded credit facility the Ultimate Net Loss Pool ("UNLP"). This amount will be applied to transactions that are funded through OsiFin. Vendor may elect to support this liability with either (a) a Letter of Credit, or (b) with covenant violations requiring the posting of letter of credits similar to existing bank covenants and subordinated debt covenants. In the event the unfunded liability pool is not used in payment of a customer's default and is in excess of the eight percent (8%), it may be reduced by Vendor with TVFS' approval, at the end of the lease term.

         14.      SCOPE OF AGREEMENT

                  The terms of this Agreement apply to all Vendor equipment that is priced to the customer using TVFS' Standard Lease Rates. The terms of this Agreement will be negotiated separately for any transactions requiring non-standard pricing.

         15. TVFS OBLIGATIONS. TVFS will be responsible for all credit decisions on all lease applications submitted through OsiFin. TVFS will:

     (a) Notify OsiFin of the credit decision
     (b) Provide  documentation,  respond to inquiries
     (c) Compliance with all documentation requirements as established by TVFS during the credit review process
     (d) Record  transactions on TVFS' lease/loan  accounting system
     (e) Respond to customer  inquiries
     (f) Bill and collect  from  customers
     (g) Report on portfolio condition,  assets and residuals as appropriate
     (h) Bill, collect and account for taxes

                  TVFS has primary responsibility for collections. Upon notification by TVFS, Vendor will cooperate with TVFS in collection activities. Vendor will take all appropriate action to recover equipment which may include, but is not limited to, refusal to provide maintenance and support service to delinquent customers, withdrawing customer capabilities to use Vendor products by "turning them off", and providing TVFS with information on the location of the delinquent customer and the equipment under lease, unless Vendor has a reasonable belief that such action will be contrary to applicable law and would expose Vendor to liability.

         16.      LICENSE TO USE NAME

                  OsiFin, Vendor and Dovertower have the right to use "Transamerica Vendor Financial Services" in connection with any marketing program so long as the Vendor Leasing Program is in effect. OsiFin and Vendor will be bound in the usage of any Transamerica name and logo to Transamerica's standards in use of its name and logo.

         17.      EQUIPMENT TITLE AND WARRANTIES

                  A. In the case of Transactions which constitutes Leases, Vendor hereby (i) consents to the assignment to TVFS of any purchase order for, and all warranty rights in connection with, the Equipment related to such Transaction; (ii) agrees that, upon the acceptance of such Equipment by the applicable Customer on behalf of TVFS, and payment of the Purchase Price of Equipment following its acceptance by the Customer, it will deliver to TVFS an invoice or bill of sale showing that notwithstanding any provisions of a purchase order, title to such Equipment has passed to TVFS at the time of delivery to the Customer, free and clear of all liens, claims and encumbrances; and (iii) agrees that TVFS will not be liable for any obligations of the Customer thereunder except the obligation to pay the Purchase Price of such Equipment following its acceptance by the Customer. In the case of Financing Transactions, Vendor hereby (i) acknowledges that it has transferred to the applicable Customer all warranty rights in connection with the Equipment related to such Transaction; (ii) agrees that, upon the payment of the Purchase Price of such Equipment, it will deliver to TVFS a copy of an invoice or bill of sales evidencing that title to such Equipment has passed to the Customer, free and clear of all liens and encumbrances at the time of delivery to the Customer; and
(iii) agrees that TVFS will not be liable for any obligations of the Customer thereunder, except the obligation to pay the Purchase Price of the applicable Equipment following its acceptance by the Customer. Vendor agrees that the acceptance of the Equipment by the Customer and the payment of the Purchase Price of such Equipment by TVFS will extinguish any lien or security interest in the Equipment.

                  B. All risk of loss to the Equipment shall be borne as agreed to between Customer and Vendor, but in no event shall risk of loss be placed with TVFS.

         18.      CONFIDENTIALITY

                  Each party agrees to maintain all Confidential Information of the other party in confidence to the same extent that it protects its own similar Confidential Information and to use such Confidential Information only as permitted under this Agreement. For purposes of the Agreement "Confidential Information:" shall include, but is not limited to, computer programs, code, algorithms, names and expertise of employees, formulas, processes, ideas, inventions (whether patentable or not), schematics, and other technical, business, financial and product development plans, forecasts, strategies and information marked "Confidential" or if disclosed verbally identified as Confidential. Each party agrees to take all reasonable precautions to prevent any unauthorized disclosure or use of Confidential Information including, without limitation, disclosing Confidential Information only to its employees
(a) with a need to know to further  permitted uses of Confidential  Information;
(b) who are parties to appropriate agreements to comply with the restrictions in this Agreement and (c) who are informed of the non-disclosure obligations imposed. The foregoing restrictions of confidentiality and disclosure shall survive the termination of the Agreement for a period of three (3) years following the disclosure of each item of Confidential Information.

                  For purposes of the Agreement, "Confidential Information" shall not include information which: (a) was or becomes publicly known through no fault of the receiving party; (b) was rightfully known or becomes rightfully known to the receiving party without confidential or proprietary restriction from a source other than the disclosing party; (c) is independently developed by the receiving party without the participation of individuals who had access to the Confidential Information; (d) is approved by the disclosing party for disclosure without restriction in a written document which is signed by a duly authorized officer of such disclosing party; (e) is disclosed by the disclosing party to a third party without restriction on disclosure and (f) the receiving party is legally compelled to disclose, provided that the receiving party provides sufficient notice to the disclosing party to allow the disclosing party an opportunity to oppose any court order compelling such disclosure.

         19.      INDEMNIFICATION

                  A. Vendor agrees to defend, indemnify, and hold TVFS harmless from and against (i) any claims based upon any misrepresentation or fraud by Vendor or its agents, employees or representatives, or (ii) any claims based on an allegation that Vendor has breached any warranty, promise, or guaranty with respect to the Equipment or the financing therefor or (iii) claims based on the improper use of the Transamerica name or logo. Vendor shall reimburse TVFS for any costs, expenses, reasonable attorneys' fees, damages, and other losses which TVFS may incur as a result of any claim made against TVFS arising out of the foregoing, or out of any other wrongful act or representation attributable to Vendor or respective employees or representatives.

                  Vendor agrees to indemnify TVFS up to the full extent of loss incurred by TVFS including lost interest and fees (including legal fees) for any fraud, misrepresentation, mis-quote of lease rates, errors on the application for credit that may result in a positive credit decision that may not have been made if correct information was provided, miscommunication of credit decisions or documentation that results in a loss to TVFS and any other miscommunication of lease terms and conditions to customers that results in a loss to TVFS.

                  B. TVFS shall indemnify and hold Vendor harmless from and against any demand, claim, action, cost, loss, liability, damage or expense of any kind, including, without limitation, reasonable attorney's fees, arising out of or in connection with TVFS' breach of any representation, warranty or covenant contained herein.

         20.      GENERAL PROVISIONS

                  A. ENTIRE AGREEMENT; MODIFICATION; TERMINATION. This Agreement shall be effective through June 30, 2003. TVFS and Vendor have the mutual option to renew for an additional 5-year term. This Agreement supersedes all prior agreements, oral or written, between the parties. This Agreement may only be modified in writing, signed by the officers of TVFS and Vendor, and specifically referencing this Agreement, and with the written consent of TVFS. This Agreement may be terminated by mutual agreement of the parties. Any party will have the right to terminate in the event of bankruptcy, sale, liquidation, dissolution, or a material default in the terms of this agreement upon giving five (5) days written notice.

                  B. NOTICES. All notices shall be in writing and sent to the following addresses, or such other address as a party shall specify by notice given as herein provided.

    TO TVFS:                                    TO OSICOM TECHNOLOGIES, INC.:

    Transamerica Vendor Financial Services      2800 28th Street, Suite 100
    Two Continental Towers                      Santa Monica, CA  90405
    1701 Golf Road                              Attn:  John Gorman
    Rolling Meadows, IL  60008
    Attn:  Kevin Collins

                  C. ASSIGNMENT. This Agreement shall be for the benefit of and binding upon the parties, as well as their successors-in-interest and assigns. However, Vendor agrees that it cannot assign its rights and/or obligations under this Agreement to anyone else without TVFS' prior written consents.

                  D. GOVERNING LAW. This Agreement shall be governed by and interpreted under the laws of the State of Illinois.

                  E. SEVERABILITY. Each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law. If any provision of this Agreement is construed to be prohibited or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, and without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                  F. INDEPENDENT CONTRACTORS. The parties acknowledge that the relationship intended by this Agreement is one of independent contractor, and that no partnership or agency relationship is contemplated or is, in fact, in existence.




TRANSAMERICA VENDOR FINANCIAL          OSICOM TECHNOLOGIES, INC.
SERVICES CORPORATION

By:      /s/ Ted Brandt                By:   /s/ John H. Gorman
   --------------------------             --------------------------------------

Title: Managing Director               Title: Chief Financial Officer, Secretary
      -----------------------                -----------------------------------

Date: August 4, 1998                   Date: August 4, 1998
     ------------------------                -----------------------------------